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                                 EXHIBIT 10.13



                     TWEETER HOME ENTERTAINMENT GROUP, INC.

                      1998 STOCK OPTION AND INCENTIVE PLAN

                                   SECTION 1.
                    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

      The name of the plan is the Tweeter Home Entertainment Group, Inc. 1998 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons of Tweeter Home Entertainment Group, Inc. (the "Company") and the Company's Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Administrator" is defined in Section 2(a).

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Unit Awards, Stock Appreciation Rights Awards, Dividend Equivalent Rights Awards and Common Stock in Lieu of Cash Compensation Awards.

      "Board" means the Board of Directors of the Company as constituted from time to time.

      "Change of Control" is defined in Section 17.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations.

      "Committee" means the Committee of the Board referred to in Section 2.



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      "Common Stock in Lieu of Cash Compensation Award" means Awards granted pursuant to Section 11.

      "Company" means Tweeter Home Entertainment Group, Inc., a Delaware corporation, and any successor thereto.

      "Dividend Equivalent Rights Award" means Awards granted pursuant to
Section 8.

      "Effective Date" means the later to occur of (i) the date on which the Plan is initially approved by stockholders as set forth in Section 19 or (ii) the IPO Date.

      "Fair Market Value" on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reported by Nasdaq or, if applicable, the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering of Stock shall be the initial public offering price as set forth in the final prospectus for the Company's initial public offering.

      "Incentive Stock Option" means any Stock Option that is intended to qualify as and is designated in writing in the related Option Award agreement as intending to constitute an "incentive stock option" as defined in Section 422 of the Code.

      "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "IPO" means an initial public offering of the common stock of the Company pursuant to an effective registration statement.

      "IPO Date" means the date on which the Company closes its IPO.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Performance Share Award" means Awards granted pursuant to Section 9.

      "Performance Unit Award" means Awards granted pursuant to Section 10.

      "Restricted Stock Award" means Awards granted pursuant to Section 6.

      "Stock" means the Common Stock, no par value, of the Company, subject to adjustments pursuant to Section 3.

      "Stock Appreciation Rights Award" means Awards granted pursuant to
Section 7.



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      "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain, and specifically includes without limitation NEA Delaware, Inc.

                                   SECTION 2.
         ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
                        PARTICIPANTS AND DETERMINE AWARDS

      (a) COMMITTEE. The Plan shall be administered by either the Board or a committee of not fewer than two (2) Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule. From and after the date the Company becomes subject to Section 162(m) of the Code with respect to compensation earned under this Plan, each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

      (b) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the individuals to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Unit Awards, Stock Appreciation Rights Awards, Dividend Equivalent Rights Awards and Common Stock in Lieu of Cash Compensation Awards or any combination of the foregoing, granted to any one or more participants;

            (iii) to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and



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participants, and to approve the form of written instruments evidencing the
Awards;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(iii), to extend at any time the post-termination period in which Stock Options may be exercised;

            (vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting deemed interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

            (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Administrator shall be made in the Administrator's sole and absolute discretion and shall be final and binding on all persons, including the Company and Plan participants.

      (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator may delegate to the Chief Executive Officer and/or the President of the Company (provided that such officer is a member of the Board of Directors) all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code, PROVIDED, however, that the number of shares of Stock underlying Awards made by the Chief Executive Officer shall not exceed, in the aggregate, ten percent (10%) of the number of shares of Stock available for issuance under the Plan.

                                   SECTION 3.
                  STOCK ISSUABLE UNDER THE PLAN; TERM OF PLAN;
                  RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS

      (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan initially shall be such aggregate number of shares of Stock as does not exceed 19.56% of the total number of shares of Stock outstanding, on a fully-diluted basis (including without limitation, for purposes of such calculation, all options previously granted or available for grant under the Company's 1995 Stock Option



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Plan), immediately following the closing of the IPO. In addition, (a) the number of shares of Stock reserved and available for issuance under the Plan will be supplemented each year by a number of shares of Stock equal to 2% of the total number of shares of Stock outstanding on January 1 of such year, on a fully-diluted basis (calculated as set forth in the preceding sentence, not to exceed, however, with respect to any such annual supplement under this clause
(a), 150,000 additional shares of Stock), (b) as Awards consisting of Stock Options are exercised, the shares of Stock underlying such previously outstanding portion of the Award shall be added back to the Shares available for issuance under the Plan not to exceed, however, with respect to any such addition under this clause (b), 100,000 shares of Stock in any given year, and
(c) if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; PROVIDED, however, that on and after the date the Company is first subject to the provisions of Section 162(m) of the Code with respect to grants made or compensation earned under the Plan, Stock Options with respect to no more than twenty-five percent (25%) of the shares of Stock issued or issuable under the Plan may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

      (b) TERM OF PLAN. No Awards shall be made after ________, 2003. Notwithstanding the foregoing, Stock Options granted hereunder may, except as otherwise expressly provided herein, be exercisable for up to ten years after the date of grant.

      (c) RECAPITALIZATIONS. Subject to the provisions of Section 17, if, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the total number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.


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            (d)   SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

                                   SECTION 4.

                                   ELIGIBILITY

      Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons of the Company and the Company's Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and the Company's Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

                                   SECTION 5.

                                  STOCK OPTIONS

      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      (a) STOCK OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

            (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.



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            (ii)  OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

            (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; PROVIDED, however, that (A) Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date unless the Administrator otherwise provides in the Award agreement, and (B) all Stock Options must be exercised within three (3) years of the date they become exercisable or they shall automatically expire, and PROVIDED FURTHER that (1) no holder of a Stock Option may exercise any Stock Options during any period in which such person is in breach of any noncompetition agreement or covenant such person has with the Company, and (2) if any such holder fails to cure any such breach within thirty
(30) days of written notice thereof, all Stock Options held by such person shall thereupon be forfeited. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                  (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or


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                  (D) By the optionee delivering to the Company a promissory note if the Administrator has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; PROVIDED that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note, and provided further that any such promissory note shall bear interest at market rates. Payment instruments will be received subject to collection.

The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

            (v) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

      (c) NON-TRANSFERABILITY OF OPTIONS. Except as otherwise set forth in the following sentence, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, an optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, PROVIDED that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

      (d) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement, or subject to Section 15 below, in writing after the Award agreement is issued, an optionee's rights in all Stock Options shall automatically terminate sixty (60) days following optionee's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

                                   SECTION 6.
                             RESTRICTED STOCK AWARDS

      (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and

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conditions as the Administrator may determine at the time of grant ("Restricted
Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

      (b) RIGHTS AS A STOCKHOLDER. Upon execution of the Restricted Stock Award agreement and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such terms and conditions as may be contained in the Restricted Stock Award agreement. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

      (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

      (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse, PROVIDED, however, that any Awards of Restricted Stock that vest solely on the basis of continuing employment (or other business relationship) shall be subject to a seven (7) year period of vesting, in equal installments, SUBJECT, however, at the Administrator's discretion, to accelerated vesting upon the achievement of specified performance goals. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 6(c) above.

      (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or



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reinvestment (in the form of additional Restricted Stock) of dividends paid on the Restricted Stock.

      (f) LIMIT ON RESTRICTED STOCK AWARDS. No more than 25% of the shares of Stock reserved for issuance under the Plan may, in any Plan year, be used for Restricted Stock Awards.

                                   SECTION 7.
                         STOCK APPRECIATION RIGHT AWARDS

      (a) GRANTS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right Award is an Award entitling the recipient to receive, upon surrender to the Company unexercised the Stock Option to which it relates, or any portion thereof, that number of shares of Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Stock Appreciation Right Award is exercised over (ii) the option price per share specified in such Stock Option, multiplied by (B) the number of shares of Stock subject to the Stock Option, or portion thereof, which is surrendered. Stock Appreciation Rights may be awarded by the Administrator in connection with any Stock Option granted under the Plan, either at the time the Stock Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Stock Option. The base price of a Stock Appreciation Right shall be not less than the Fair Market Value of a share of Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Administrator shall determine.

      (b) LIMITATIONS ON EXERCISE. A Stock Appreciation Right shall be exercisable only to the extent that the related Stock Option is exercisable and shall be exercisable only for such period as the Administrator may determine (which period may expire prior to the expiration date of the related Stock Option). Upon the exercise of all or a portion of Stock Appreciation Right, the related Stock Option shall be canceled with respect to an equal number of shares of Stock. Shares of Stock subject to Stock Options or portions thereof, surrendered upon exercise of a Stock Appreciation Right, shall be available for subsequent awards under the Plan. A Stock Appreciation Right shall be exercisable during such period as the Administrator shall determine. Cash shall be delivered in lieu of any fractional shares.

      (c) SETTLEMENT OF STOCK APPRECIATION RIGHTS. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall
(i) issue, in the name of the participant, stock certificates representing the total number of full shares of Stock to which the participant is entitled pursuant to paragraph (c) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Administrator causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to paragraph (e) below, deliver to the participant an amount in



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cash equal to the Fair Market Value, as of the date of exercise, of the shares of Stock it would otherwise be obligated to deliver.

      (d) CASH SETTLEMENT. The Administrator, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

                                   SECTION 8.
                        DIVIDEND EQUIVALENT RIGHTS AWARDS

      (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock. A Dividend Equivalent Right granted as a component of another Award may also contain terms and condition different from such other Award.

      (b) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement, or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Dividend Equivalent Rights shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

                                   SECTION 9.
                            PERFORMANCE SHARE AWARDS

      (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified long-term performance goals over a specified period of three to five years. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; PROVIDED, however, that the Administrator may rely on the



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performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) RIGHTS AS A STOCKHOLDER. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

      (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (d) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

                                   SECTION 10.
                             PERFORMANCE UNIT AWARDS

      (a) NATURE OF PERFORMANCE UNIT AWARDS. A Performance Unit Award is an Award of units with a specified dollar value, the payment of which shall be contingent upon the recipient's attainment of specified long-term performance goals over a specified period of three to five years. Payment of the Awards may be in the form of cash compensation of shares of Stock. The Administrator may make Performance Unit Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Units; PROVIDED, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Unit Awards under the Plan.

      (b) RIGHTS AS A STOCKHOLDER. A participant receiving a Performance Unit Award payable in shares of Stock shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Unit Award (or in a performance plan adopted by the Administrator).

      (c) TERMINATION. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Performance Unit Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (d) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

                                   SECTION 11.
                COMMON STOCK IN LIEU OF CASH COMPENSATION AWARDS

      (a) GRANTS OF COMMON STOCK PAYABLE IN LIEU OF CASH. The Administrator may grant shares of Stock available for issuance under the Plan to an eligible participant in lieu of cash compensation earned by the participant under a short- or long-term incentive plan of the Company (an "Other Incentive Plan), PROVIDED, however, that the award made under the Other Incentive Plan allows for satisfaction of such award by payment of Stock in lieu of cash compensation. Additionally, shares of Stock may be granted if specified performance goals established by the Administrator are met, provided that the performance goals so established meet the requirements of Section 162(m) of the Code and that the Administrator certifies that the performance goals have been met. In the event of a grant of shares of Stock in lieu of cash compensation, such grant shall be conditioned upon the participant's irrevocable election to waive receipt of all or a portion of the cash compensation otherwise payable, which waiver shall constitute payment in full by such participant for the shares of Stock granted in lieu of such cash compensation. All shares of Stock granted under this
Section 11 shall be without restriction.

      (b) DATE OF GRANT. Stock granted in lieu of cash compensation shall be granted to each participant on the date the waived cash compensation would otherwise by paid, provided, however, that with respect to a participant who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day) to the extent necessary to conform to the requirements for exempt purchases under Rule 16b-3 of the Act.

      (c) NUMBER OF SHARES. The number of shares of Stock granted in lieu of cash compensation shall be determined by dividing the amount of the waived cash compensation by the Fair Market Value of the Stock on the date the Stock is granted. Such Stock shall be granted for the whole number of shares so determined; the value of any fractional share shall be paid in cash.

                                   SECTION 12.
                  INDEPENDENT DIRECTOR STOCK OPTION PLAN

      Each person who is elected as an Independent Director after the IPO shall be granted, on the date of his or her election, a Non-Qualified Stock Option to acquire such number of shares of Stock as may be determined by the Administrator with an exercise price per share for the Stock covered by such Stock Option equal to the Fair Market Value on the date as of which the Stock Option is granted. Such Stock Options shall become exercisable as may be determined by the Administrator, provided that all Stock Options granted under this Section 12 shall expire if not exercised within three (3) years after they become exercisable. Stock Options granted under this Section 12 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                                   SECTION 13.
                                 TAX WITHHOLDING

      (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

      (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

                                   SECTION 14.
                        TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

                                   SECTION 15.
                           AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the Plan, and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's written consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's written consent. If and to the extent determined by the Administrator to be required by (a) the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or ensure that compensation earned under Stock Options granted under the Plan qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, or (b) the rules of the Nasdaq Stock Market, Plan amendments shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Board's authority to take any action permitted pursuant to Section 3(c) or 3(d).

                                   SECTION 16.
                                 STATUS OF PLAN

      Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the

Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

                                   SECTION 17.
                  CHANGE OF CONTROL AND MERGER PROVISIONS

      (a) In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation or dissolution of the Company or in the event of a corporate reorganization of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation or other entity assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation or other entity (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account any and all consideration payable per share of Stock pursuant to the Transaction (the "Transaction Price") and all Stock Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Transaction Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding Stock Options. In addition, the Board, or the board of directors of any corporation or other entity assuming the obligations of the Company, may, in its discretion, permit each participant, within a specified period determined by the Board prior to the consummation of the Transaction, to exercise all outstanding Stock Options, including those that are not then exercisable, subject to the consummation of the Transaction.

      (b) Upon the occurrence of a Change of Control as defined in Section 17(c) below, unless otherwise specified in the Award instrument, unless otherwise determined by the Board in office immediately prior to such Change of Control or specified in the Plan Award instrument, each Award outstanding shall be accelerated, such that all Stock Options shall become fully exercisable and the restricted period on all shares of Restricted Stock shall terminate immediately.

      (c) "Change of Control" shall mean the occurrence of any one of the following events:

            (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Act) of the foregoing persons, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the Company); or

            (ii) persons who, as of the effective date of the Company's IPO, constitute the Board (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, PROVIDED that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least two-thirds of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 25% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

                                   SECTION 18.
                               GENERAL PROVISIONS

      (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any employee any right to continued employment with the Company or any Subsidiary and shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

      (d) TRADING POLICY RESTRICTIONS. Option exercises and other Awards under the Plan shall be subject to such Company insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

                                   SECTION 19.
                             EFFECTIVE DATE OF PLAN

      This Plan shall become effective upon the later to occur of (i) approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by a unanimous written consent of stockholders, or
(ii) the IPO Date. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

                                   SECTION 20.
                                  GOVERNING LAW

      This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: June 1 and June _____, 1998


DATE APPROVED BY STOCKHOLDERS: _______________, 1998